EXHIBIT 99.2



                        PERFORMANCE AWARD AGREEMENT


THIS AGREEMENT dated as of the <Day> day of <Month> <Year> (the "Date of Grant") between Laboratory Corporation of America Holdings, a Delaware corporation (the "Company") and <First_Name> <MI> <Last_Name> (the "Employee").

                            W I T N E S S E T H

In consideration of mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, bolded terms used herein shall have the meaning set forth in the Laboratory Corporation of America Holdings 2000 Stock Incentive Plan (the "Plan").

2.  Grant of Performance Award Shares.

     (a) Subject to the provisions of this Agreement and to the provisions of the Plan, the Company hereby grants to the Employee the right to buy shares of common stock, par value $0.10 per share ("Common Stock") of the Company, set forth on Annex A attached hereto, subject to the vesting conditions set forth herein (the "Performance Shares").

     (b) Employee shall be entitled to receive, free of all restrictions, ordinary dividends paid on the Performance Shares. The Employee's right to receive any extraordinary dividends or other distributions, and any dividends or distributions in any form other than cash, with respect to Performance Shares prior to their becoming non-forfeitable shall be at the sole discretion of the Committee, but in the event of any such extraordinary event, dividend, or distribution, the Committee shall take such action as is appropriate to preserve the value of, and prevent the unintended enhancement of the value of, the Performance Shares.

     (c) The purchase price for each Performance Share shall be the par value per share of Common Stock, or $0.10 per share (the "Purchase Price"). The Purchase Price for the Performance Shares shall be deemed paid by Employee's services to the Company.

3.  Vesting.

     (a) Subject to Sections 4 and 5 hereof, a percentage of the Performance Shares ("Earnout") shall become vested and non-forfeitable on the 30th day following the availability of audited financial statements with respect to the 3-year period ending December 31, 2007 if the Company shall have achieved the Compounded Annual Growth Rate for EPS and Sales targets as follows:


                                EPS Growth             Sales Growth
                              Goal   Earnout          Goal   Earnout
                             ----------------        ----------------
                 Superior     12.5%    175%            7.0%    175%
                 Target       10.0%    100%            5.0%    100%
                 Threshold     7.5%     50%            3.5%     50%


          (i) The Compensation Committee establishes the Target number of Performance Shares to award, representing the 100% Earnout level.

          (ii) 70% of the calculated Performance Shares will be earned based on EPS Growth targets and the remaining 30% from the Sales Growth targets;

          (iii) The number of Performance Shares that may be earned can range from 0% (performance for EPS and Sales Growth do not meet Threshold Goals) to 175% (performance for of EPS and Sales Growth meet or exceed Superior Goals) Target;

          (iv) If the actual growth percentage falls in between any of the goal amounts listed in the above table, the Earnout amounts shall be pro-rated accordingly;

          (v) The EPS Growth Goal excludes the impact of items such as share repurchases; share issuances related to employee compensation; restricted stock, stock option, performance award or Employee Stock Purchase Program expensing after December 31, 2004; and any accounting changes to convertible debt (LYONs) (e.g., assumes a constant diluted weighted average share base of 137.366 million for the 3-year period ending December 31, 2007);

          (vi) The Compounded Annual Growth Rate shall be calculated as follows:

            [(December 31, 2007 Amount / December 31, 2004 Amount)^(1/3)] - 1

          (vii) The Compensation Committee will determine the final number of shares earned on or around February 2008 and may, under normal circumstances and in its sole discretion, modify the number of shares earned by up to +/- 25% within the 0 and 175% range; and

          (viii) The Compensation Committee will determine, in its sole discretion, whether and to what extent the performance goals set forth in this Section 3 have been satisfied.

       Notwithstanding the foregoing calculations, any fractional shares will be disregarded.

4.  Termination of Employment.

Except as provided in Section 5 hereof, Performance Shares shall not vest unless the Employee is then in the employ of (i) the Company or an Affiliate Corporation, and unless the Employee has remained continuously so employed since the date of grant of the Performance Shares or (ii) the Employee has entered into and is in compliance with the Senior Executive Transition Agreement. In the event that the employment of the Employee shall terminate (other than by reason of death, Disability or Retirement), all unvested Performance Shares shall be forfeited, except in the event the Employee has entered into and Senior Executive Transition Agreement with the Company.

5. Acceleration of Benefits upon Death, Disability or Retirement of Employee or Change in Control.

If (i) the Employee shall die while employed by the Company or an Affiliate Corporation thereof, (ii) the Employee's employment shall terminate by reason of Disability or Retirement, or (iii) there is a Change in Control, all Performance Shares granted to the Employee pursuant to this Agreement which are unvested shall become immediately vested and non-forfeitable.

6.  Non-transferability of Performance Shares.

The Performance Shares are non-transferable and may not be sold, assigned, transferred, disposed of, pledged or otherwise encumbered by the Employee, other than by will or the laws of descent and distribution until such Performance Shares become non-forfeitable in accordance with the provisions of this Agreement. Any Employee's successor (a "Successor") shall take rights herein granted subject to the terms and conditions hereof. No such transfer of the Performance Shares to any Successor shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by such Successor of the terms and conditions hereof.

7.  No Right to Continued Employment.

Nothing in this Agreement or the Plan shall confer upon the Employee any right to continue in the employ of the Company or any of its affiliate corporations or interfere in any way with the right of the Company or any such affiliate corporation to terminate such employment at any time.


8.  Taxes and Withholding.

The Employee shall pay to the Company promptly upon request, and in any event at the time the Employee recognizes taxable income in respect of the Performance Shares, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Performance Shares. Such payment shall be made in the form of cash, shares of Common Stock already owned or otherwise issuable upon the lapse of restrictions, or in a combination of such methods, as irrevocably elected by the Employee prior to the applicable tax due date with respect to such Performance Shares. In the event that an acceptable arrangement for satisfying any withholding or other taxes that may be due as a result of vesting in Performance Shares, the Company will have the right to cause an immediate forfeiture of shares of Common Stock subject to the Performance Shares granted pursuant to this Agreement in an amount equal to the withholding or other taxes due.

9.  Effect of Certain Changes.

     (a) If there is any change in the number of outstanding shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination, exchange of shares, merger, consolidation, liquidation, split-up, spin-off or other similar change in capitalization, any distribution to shareholders, including a rights offering, other than cash in dividends, or any like change, the number of Performance Shares covered by this Agreement shall be proportionately adjusted by the Committee to reflect any such change or distribution provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

     (b) In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of this Agreement and the Plan.

     (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

10.  Other Restrictions.

The vesting of each Performance Share shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or
(iii) an agreement by the Employee with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, such vesting or the delivery or purchase of shares pursuant thereto, then in any such event, such vesting shall not be effective unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.  Notices.

Any notices to be given under the terms of this Agreement shall be in writing and addressed to the Company at 430 South Spring Street, Burlington, North Carolina 27215, Attention: Corporate Secretary and to the Employee at the address set forth on Annex A, or at such other address as either party may hereafter designate in writing to the other.

12.  Effect of Agreement.

Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

13.  Laws Applicable to Construction.

This Agreement has been granted, executed and delivered in the State of New York, and the interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York, as applied to contracts executed in and performed wholly within the State of New York.

14.  Conflicts and Interpretation.

If there is any conflict between this Agreement and the Plan, or if there is any ambiguity in this Agreement, any term which is not defined in this Agreement, or any matter as to which this Agreement is silent, in any such case the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

15.  Headings.

The headings of Sections herein are included solely for convenience or reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

16.  Amendment.

This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

17.  Gross Up for Excise Tax.

In the event that the Employee becomes entitled by reason of a Change in Control to the accelerated vesting of the Performance Shares, if the Employee will be subject to the excise tax (the "Excise Tax") under Section 4999 of the Code, the Company shall pay to the Employee as additional compensation an amount (the "Gross-Up Payment") as calculated under the Plan, and subject to adjustment under procedures described in the Plan.


	IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his/her hand, effective as of the day and year first above written.

                                 LABORATORY CORPORATION OF AMERICA HOLDINGS

                                 By:
                                    ----------------------------------------
                                    Thomas P. Mac Mahon, Chairman and CEO


                                 EMPLOYEE

                                 By:
                                    ----------------------------------------
                                    <First_Name> <MI> <Last_Name>

                      Annex A to Performance Stock Agreement



Employee Name and Address:
<First_Name> <MI> <Last_Name>
<Address>
<City>, <State> <Zip>


Employee Social Security Number:
<SSN>


Number and Type of Award:
<#Performance_Shares> Performance shares


Vesting:
0% to 175% for the period January 1, 2005 to December 31, 2007, thirty days following the availability of audited financials, in accordance with the achievement goals as set forth in Section 3 of the Agreement.